UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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MADISON FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MADISON FUNDS
550 Science Drive
Madison, Wisconsin 53711
August 5, 2019

Dear Shareholder:
The Board of Trustees of Madison Funds, a Delaware business trust (the “Trust”), has called a special meeting of shareholders regarding important matters concerning the 18 series of investment portfolios currently offered by the Trust (individually a “Fund” and, collectively, the “Funds”). The special meeting will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on October 3, 2019, at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”). The purpose of the Meeting is to elect six trustees to the Board of Trustees of the Trust.
Enclosed you will find a Notice of Special Meeting, Proxy Statement and a Proxy. These materials contain important information about the matters to be considered at the Meeting. We urge you to read them carefully. Then, please make sure to vote promptly.
There are several ways to vote. You may authorize your Proxy by mail, phone or Internet. To authorize your Proxy by mail, please mark your vote on the enclosed Proxy Card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize your Proxy by phone or Internet, please refer to the instructions found on the Proxy Card for more information on how to vote. Proxy Cards must be received, or phone or internet instructions must be provided, prior to the meeting at 9:00 a.m. Central Time, on October 3, 2019 to be considered timely.
Your vote is very important to us no matter how many Fund shares you own. The Board of Trustees of the Trust has unanimously approved the proposal and recommends that you vote “FOR” the election of each of the six nominees identified in the Notice of Special Meeting of Shareholders and in the Proxy Statement and Proxy Card.
If you have any questions, please contact the Trust’s proxy agent, Computershare Fund Services at 1-877-632-0901. We appreciate your participation and prompt response regarding this important matter, and thank you for your continued support.
Sincerely,
/s/ Kevin S. Thompson
Kevin S. Thompson
President
Madison Funds

MADISON FUNDS
550 Science Drive
Madison, Wisconsin 53711
August 5, 2019

Notice of Special Meeting of Shareholders of Madison Funds
to be held on October 3, 2019

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Madison Funds, a Delaware business trust (the “Trust”), will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on October 3, 2019, at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”).
At the Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the 18 series of investment portfolios currently offered by the Trust (individually a “Fund” and, collectively, the “Funds”) will be asked to consider and approve the following proposals:

1.	To elect six trustees to the Trust’s Board of Trustees; and

2.	To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof.
Shareholders of record as of the close of business on July 19, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Shareholders may vote by completing and signing the enclosed Proxy Card and returning it in the postage paid envelope provided, or by following the instructions on the Proxy Card for voting by telephone or via the Internet.
By Order of the Board of Trustees,
/s/ Holly S. Baggot
Holly S. Baggot
Secretary
Madison, Wisconsin
August 5, 2019

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE, OR BY FOLLOWING THE INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

MADISON FUNDS
550 Science Drive
Madison, Wisconsin 53711
August 5, 2019

PROXY STATEMENT
Special Meeting of Shareholders
to be Held on October 3, 2019

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees of Madison Funds, a Delaware business trust (the “Trust”), on behalf of the 18 series of investment portfolios currently offered by the Trust (individually a “Fund,” and collectively, the “Funds”), of voting instructions to be used at a special meeting of shareholders of the Trust to be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on October 3, 2019, at 9:00 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”). This Proxy Statement provides you with information you should review before voting on the proposal that will be presented at the Meeting.
You are receiving this Proxy Statement because you are the owner of shares of one or more of the Funds as of the close of business on July 19, 2019 (the “Record Date”).
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 3, 2019. The Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about August 15, 2019, and will also be available at www.madisonfunds.com/proxy as of that date.

FREQUENTLY ASKED QUESTIONS
Why am I receiving this Proxy Statement?
This Proxy Statement is being provided to persons who own shares in one or more of the Funds as of the Record Date to solicit their vote on the proposal described herein.
Who is eligible to vote and how will the shares be voted?
Shareholders of record at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Moreover, each such shareholder is entitled to one vote for each dollar of net asset value standing in such shareholder’s name on the books of each Fund as of the Record Date.
As of the Record Date, the Funds of the Trust had the following numbers and dollar value of shares outstanding and entitled to vote:

Fund	Total Number of Shares Outstanding	Total Dollar Value of Shares Outstanding
Madison Aggressive Allocation Fund	5,460,477.602	$64,255,098.78
Madison Conservative Allocation Fund	6,351,004.641	$68,825,456.17
Madison Core Bond Fund	15,448,495.070	$156,288,866.54
Madison Corporate Bond Fund	1,258,475.779	$14,837,429.43
Madison Covered Call & Equity Income Fund	16,097,369.792	$129,653,303.73
Madison Diversified Income Fund	10,489,969.759	$170,107,572.55
Madison Dividend Income Fund	7,133,837.468	$195,110,454.75
Madison Government Money Market Fund	14,969,252.080	$15,494,492.78
Madison High Income Fund	3,271,148.529	$19,277,916.82
Madison High Quality Bond Fund	8,178,253.074	$90,206,131.41
Madison International Stock Fund	1,474,673.985	$19,757,505.24
Madison Investors Fund	14,351,273.510	$331,508,846.28
Madison Large Cap Value Fund	5,214,935.018	$68,660,524.74
Madison Mid Cap Fund	50,030,529.564	$555,939,262.2
Madison Moderate Allocation Fund	11,918,616.206	$137,537,478.21
Madison Small Cap Fund	2,614,975.599	$29,032,665.69
Madison Tax-Free National Fund	2,217,694.719	$24,239,403.28
Madison Tax-Free Virginia Fund	1,911,381.867	$22,305,826.39
TOTAL	178,392,364.262	$2,113,038,234.99
How do I vote?
You may vote by completing the enclosed Proxy Card. If you intend to vote by telephone or internet, please refer to the instructions found on the Proxy Card for more information on how to vote. You will need the control number appearing on your Proxy Card to vote by telephone or internet. Proxy Cards that are properly signed, dated and received, or telephone or internet instructions that are properly placed, in accordance with the instructions provided on the Proxy Card prior to 9:00 a.m. Central Time, on October 3, 2019, will be followed as specified. If you sign, date and return the Proxy Card, but do not specify a vote for one or more of the nominees for trustee, your shares will be voted in favor of electing each of the six trustee nominees to the Board of Trustees of the Trust, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
If I vote now as requested, can I change my vote later?
You may revoke your vote at any time prior to 9:00 a.m. Central Time, on October 3, 2019, by submitting written notice of revocation or a properly completed, executed and later-dated Proxy Card, or by placing subsequent instructions by telephone or the internet.
What are the quorum requirements, and what votes are necessary to approve the proposal?
A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal, and the presence in person or by proxy of shareholders entitled to cast at least 20% of the votes entitled to be cast at the Meeting shall constitute a quorum. The election of each trustee nominee under proposal 1 must be approved by the affirmative vote of a plurality of the votes cast at the Meeting.
May the Meeting be adjourned to another date?
It is possible that the Board of Trustees may propose one or more adjournments or postponements of the Meeting. Any such adjournment or postponement will require an affirmative vote by the holders of a majority of the outstanding shares of the Trust present (in person or by proxy) at the Meeting. The person named as proxies in the Proxy Card are expected to vote in favor of any proposed adjournment or postponement.
How does the Board of Trustees of the Trust recommend that I vote on the proposal?
The Board of Trustees recommends that you vote to elect each of the six trustee nominees designated in this Proxy Statement.
What other business will be discussed at the Meeting?
The Board of Trustees does not intend to present any matters before the Meeting other than as described in this Proxy Statement, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matter legally comes before the Meeting, the shares of each Fund will be voted in the discretion of the persons named as proxies in the Proxy Card.
Who do I contact with questions regarding the proposal?
For questions regarding the proposal described in this Proxy Statement, please call the Trust’s proxy agent, Computershare Fund Services at 1-877-632-0901. You may also contact the Trust directly at 1-800-877-6089 for more information.

PROPOSAL 1:
ELECTION OF TRUSTEES
Which Funds’ shareholders will vote on this proposal?
Proposal 1 applies to shareholders of all Funds as of the Record Date, voting together.
Who are the nominees for trustee?
Prior to June 30, 2019, the Board of Trustees of the Trust consisted of Katherine L. Frank, James R. Imhoff, Jr., Steven P. Riege, Richard E. Struthers, and Carrie J. Thome. Given Ms. Frank’s notification to the Board that she planned to retire effective June 30, 2019, at its meeting on May 8, 2019, the Trust’s Nominating & Governance Committee (the “Nominating Committee”) unanimously nominated Kevin S. Thompson to succeed Ms. Frank as an “interested trustee”. At that meeting, the Nominating Committee also recommended that the Board of Trustees be expanded so that one additional “independent trustee” could be added to the Board in anticipation of the retirement of one of the independent trustees (Mr. Imhoff) scheduled for the end of 2020. In connection with this expansion of the Board, the Nominating Committee unanimously nominated Scott C. Jones to fill this position. The Board unanimously accepted and endorsed the Nominating Committee’s recommendations and approved the presentation of Messrs. Thompson and Jones to the shareholders with a recommendation that the shareholders elect each as a trustee of the Trust.
Also at the May meeting, the Nominating Committee approved the presentation to shareholders of Messrs. Imhoff, Riege and Struthers for re-election, and Ms. Thome (who has not previously been elected by the shareholders) for election. Messrs. Thompson, Jones, Imhoff, Riege and Struthers, and Ms. Thome, are referred to herein as the “nominees.”
Ms. Frank has previously been elected by shareholders; however, because, as of the date hereof, she is no longer serving as a trustee, she is not standing for election at the Meeting and therefore is not a nominee. As a result, information for Ms. Frank is not presented in this Proxy Statement.
Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected.
The table below sets forth certain information concerning the nominees. Information is listed separately for the nominees who are not (or, in the case of Mr. Jones, would not be) “interested persons” of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and the one nominee - Mr. Thompson - who is an “interested person” of the Trust (the “Interested Trustee”). The Trust currently has 18 separate Funds, and each current trustee oversees all of the Funds.
If approved by shareholders, Mr. Thompson will serve as an Interested Trustee and Mr. Jones will serve as an Independent Trustee, and their election will be effective automatically following such shareholder approval. If approved by shareholders, the election or re-election of the remaining nominees - all of whom currently serve as Independent Trustees - also will be effective automatically following such shareholder approval.

Information about Nominees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee During Past Five Years
Independent Trustee Nominees (Previously elected by shareholders)
James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Inc. (real estate brokers), Madison, WI, Chairman, 2017 - Present; Chief Executive Officer, 1996 - 2017	33	Park Bank, 1978 - Present; First Weber, Inc., 2017 - Present; Ultra Series Fund, (14), 2009 - Present; MCN, 2005 - Present
Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	33	Lange Bros. Woodworking Co., Inc. 2017 - Present; Ultra Series Fund (14), 2005 - Present; MCN, 2015 - Present
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Nominating Committee, 2006 - 2012	33	Ultra Series Fund (14), 2004 - Present; MCN, 2015 - Present
Independent Trustee Nominees (Not previously elected by shareholders)
Carrie J. Thome 1968	Trustee, 2017 - Present	Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007- 2019	32	Ultra Series Fund (14), 2017 - Present

Scott C. Jones 1962	None	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013	18[3]
Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 - Present;
Trustee, Manager Directed Portfolios (open-end fund family (9), 2016 - Present (Lead Independent Trustee since 2017);
Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 -2016

[1]
Because the Trust does not hold regular annual meetings of shareholders, and subject to the term limits and mandatory retirement provisions described below under “How long would each nominee serve?,” a trustee holds office until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

[2]
As of the date of this Proxy Statement, the “Fund Complex” consists of the Trust with 18 portfolios, the Ultra Series Fund (an open-end fund family) with 14 portfolios, and the Madison Covered Call & Equity Strategy Fund (a closed-end fund) (“MCN”), for a grand total of 33 separate portfolios.

[3]	If elected.

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee During Past Five Years
Interested Trustee Nominee[4] (Not previously elected by shareholders)
Kevin S. Thompson[4] 1966	President, 2019 - Present; Chief Legal Officer and Assistant Secretary, 2017 - Present	MIH, Madison and MIA, Chief Legal Officer and Chief Administrative Officer, 2017 - Present Ultra Series Fund (14) and MCN, Chief Legal Officer and Assistant Secretary, 2017 - Present CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CUNA Brokerage Services, Inc. 2016 - 2017	18[3]	N/A

[1]
Because the Trust does not hold regular annual meetings of shareholders, and subject to the term limits and mandatory retirement provisions described below under “How long would each nominee serve?,” a trustee holds office until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

[2]
As of the date of this Proxy Statement, the “Fund Complex” consists of the Trust with 18 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison Covered Call & Equity Strategy Fund (a closed-end fund) (“MCN”), for a grand total of 33 separate portfolios.

[3]	If elected.

[4]	“Interested person” as defined in the 1940 Act. Considered an Interested Trustee because of the position held with the Adviser.
Why are trustees being elected at the present time?
The Board currently consists of four members, all of whom are Independent Trustees (Messrs. Imhoff, Riege, and Struthers, and Ms. Thome), and all but one of whom (Ms. Thome) have been previously elected by shareholders. Because Ms. Frank retired effective June 30, 2019, the Board is seeking to have Mr. Thompson replace Ms. Frank as an Interested Trustee. Moreover, the Board is seeking to add an Independent Trustee (Mr. Jones) to fill the vacancy created upon the Board’s decision, in anticipation of the scheduled retirement of Mr. Imhoff at the end of 2020, to increase the size of the Board by one member.
Under the terms of the 1940 Act, the Board is unable to fill vacancies on its own unless immediately after filling the vacancies, at least two-thirds of the trustees then holding office have been elected by shareholders. Accordingly, without shareholder approval, the Board is not able to appoint Mr. Thompson as Ms. Frank’s successor on the Board nor is it able to fill the vacancy created by the increase in Board size with Mr. Jones because less than the required number of trustees would have been elected by shareholders immediately after taking either of these actions. The Board is therefore seeking to re-elect (or elect, in the case of Ms. Thome) the existing Board members and to elect one new Interested Trustee (Mr. Thompson) and one new Independent Trustee (Mr. Jones).
How long would each nominee serve?
Because the Trust does not hold regular annual meetings of shareholders, and subject to the term limits and mandatory retirement provisions described below, each nominee if elected will hold office for an indefinite term until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.
Section 5.4 of the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides, among other things, that the trustees may, in their discretion, approve a policy requiring mandatory retirement of trustees, whether based on age, term limits or other factors. Moreover, the Declaration of Trust provides that if any such policy is adopted by the trustees, it shall be set forth in the Trust’s Nominating & Governance Committee charter (the “Nominating Committee Charter”) and require unanimous approval of the trustees. At its May 8, 2019 meeting, the Board unanimously approved changes to the Nominating Committee Charter establishing a new retirement policy for Board members.

Previously, the policy required retirement at the end of the calendar year in which the trustee attains age 76, subject to extension in certain circumstances. Under the new policy, a trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) he or she attains the age of 76, or (2) he or she has served on the Board for a total of 15 years, subject in the latter case to extension by unanimous vote of the remaining trustees. In the event a trustee’s term is extended as described above, following such initial approval, the decision to allow such trustee to continue to hold office must be unanimously approved at the last regular trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year. Should any such trustee fail to receive the requisite unanimous approval, the trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date. For purposes of the policy, the 15-year term limitation shall commence on the later of April 19, 2013 or the date of the trustee’s initial election or appointment as a trustee, and shall not apply to Mr. Imhoff given his planned retirement at the end of 2020. The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.
Applying these provisions to the nominees, and assuming no nominee’s service is terminated earlier due to his or her death, resignation, retirement or removal from office and that no nominee’s service is extended, if elected, the following chart indicates when each of the nominees’ term of office will end:

Nominee	Board Term Ends (as of 12/31)
James R. Imhoff, Jr.	2020
Scott C. Jones	2034
Steven P. Riege	2028
Richard E. Struthers	2028
Carrie J. Thome	2032
Kevin S. Thompson	2034
What are the qualifications of the trustees and nominees?
The Nominating Committee Charter requires that trustee candidates have a college degree or equivalent business experience, and permits the Nominating Committee to take into account a wide variety of factors in considering trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, relevant industry and related experience, educational background, financial expertise and overall diversity of the Board’s composition. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: the Trust’s current trustees, the Trust’s officers, the Adviser and any other source the Nominating Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. In addition, the Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A of the Nominating Committee Charter sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Nominating Committee. A copy of the Nominating Committee Charter is attached hereto as Exhibit A.
In determining that the nominees are qualified to serve as trustees of the Trust, the Nominating Committee and the Board considered a wide variety of information about the nominees, and multiple factors contributed to the decision. No single factor was determinative. Among the attributes determined to be common to all the nominees were their ability, or their perceived ability (in the case of Messrs. Thompson and Jones), to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, the Adviser, the Trust’s independent public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as trustees.
In addition to the foregoing, the current members of the Board of Trustees each have experience that led the Nominating Committee and the Board to the conclusion that each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date hereof. All four of the current members of the Board have substantial experience operating and overseeing a business, whether it be the real estate business (for Mr. Imhoff), the management consulting business (for Mr. Riege), the investment management business (for Mr. Struthers), and the investment management and academic research business (for Ms. Thome). As a result of this experience, each has unique perspectives regarding the operation and management of the Funds and the Board of Trustees’ oversight function. They use this collective experience to oversee the Funds for the benefit of Fund shareholders. Moreover, with the exception of Ms. Thome, each of the Independent Trustees has served as a trustee of one or more mutual funds for many years. They bring substantial and material experience and expertise to their roles as trustees of the funds.
With respect to Mr. Thompson, the Board and the Nominating Committee believe he would be a valuable member of the Board, given his significant business experience in the asset management industry through his former business and legal roles with CFMG Life Insurance Company, as well as his current roles within MIH. Moreover, in evaluating Mr. Jones’ candidacy to the Board, the Board and the Nominating Committee took into account his over 25 years of experience in the asset management industry as an independent director, attorney, and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds.
What is the Board’s leadership structure and role in risk oversight?
The Board of Trustees is relatively small and operates in a collegial atmosphere.  Although no member is formally charged with acting as Chair, Ms. Frank previously acted as the Chairperson during meetings and, if elected, it is expected that Mr. Thompson will assume this role.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board of Trustees meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with fund governance.  The Board of Trustees has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with the Adviser, the Trust’s Chief Compliance Officer, counsel to the Independent Trustees and Trust counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of the Adviser present (including meetings with counsel, the Chief Compliance Officer and the independent public accounting firm).
As adviser to the Trust, the Adviser is responsible for the overall risk management for the Funds, including supervising their affiliated and third-party service providers and identifying and mitigating possible events that could impact the Funds’ business, operations or performance. Risks to the Funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the Funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Trust’s Chief Compliance Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with the Adviser, the Trust’s Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Funds’ independent public accountants. The Board’s committee structure requires an Independent Trustee to serve as Chair of the Nominating Committee as well as the Audit Committee.
Given the small size of the Board of Trustees, its committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of Fund investors.
What are the committees of the Board?
The Trust has established two standing committees: a Nominating Committee and an Audit Committee. Each such Committee is currently comprised of Messrs. Imhoff, Riege and Struthers and Ms. Thome, constituting all of the Trust’s Independent Trustees. The Chair of the Nominating Committee is Mr. Riege, and the Chair of the Audit Committee is Mr. Struthers.
Nominating and Governance Committee. The Nominating Committee is responsible for nominating trustees and officers to fill vacancies, for evaluating their qualifications and for determining trustee compensation. The Nominating Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees. The Nominating Committee meets at least quarterly and more often as necessary. During the Funds’ last fiscal year, the Nominating Committee met four times. As described in the Nominating Committee Charter, discussed above, the Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Secretary of the Trust at the following address: 550 Science Drive, Madison, Wisconsin 53711.
Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent public accounting firm and for recommending the selection of independent auditors for the coming year. During the Funds’ last fiscal year, the Audit Committee met four times.
How often does the Board meet?
The Board typically holds regular meetings in person four times a year. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting, and may act upon unanimous written consent in lieu of a meeting where appropriate. There were four regular meetings of the Board held during the Funds’ last fiscal year, and each trustee attended each such meeting.
What are the trustees and officers paid by the Trust for their services?
The Adviser is responsible for the compensation of its personnel and the personnel of the Trust, except for the compensation, fees and expenses of the Independent Trustees which are paid by the Trust indirectly through a services fee. Interested trustees and the Trust’s officers do not receive compensation from the Trust.
During fiscal 2018, the trustees then in office were paid for their services as trustees as follows:

Trustee Name	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex
James R Imhoff, Jr.	$35,000	$89,500
Steven P. Riege	$35,000	$85,000
Richard E. Struthers	$35,000	$89,500
Carrie J. Thome	$35,000	$73,000
Katherine L. Frank[1]	N/A	N/A
1Non-compensated Interested Trustee.
The Trust may reimburse the trustees for certain expenses associated with their attendance at, and participation in, meetings of the Board of Trustees. Trustee compensation is established by the Nominating Committee and is reevaluated annually. The Board does not have a compensation committee.
The Trust does not have any sort of pension or retirement plans for the benefit of trustees. However, while she was employed by the Adviser, Ms. Frank participated in a profit sharing plan sponsored by the Adviser for the benefit of its employees, and Mr. Thompson currently participates in the same plan. No part of such plan is secured or funded by the Trust. There have been no arrangements or understandings between any trustee, nominee or officer and any other person(s) pursuant to which (s)he was selected as a trustee, nominee or officer.

What vote is required to elect the nominees to the Board of Trustees of the Trust?
Under the Trust’s Declaration of Trust, the nominees for trustee receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected. This means that the six nominees who receive the greatest number of affirmative votes cast at the Meeting will be declared elected, even if they receive less than a majority of votes cast. Because the nominees are running unopposed, all six nominees are expected to be elected as trustees, as all nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. Shareholders of all Funds will vote together on the election of trustees. If you sign, date and return the Proxy Card, but do not specify a vote for one or more of the nominees for trustee, your shares will be voted in favor of electing each of the six trustee nominees to the Board of Trustees of the Trust, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
What is the Board’s recommendation on Proposal 1?
THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE SIX NOMINEES TO SERVE ON THE BOARD OF TRUSTEES.
ADDITIONAL INFORMATION
Who are the officers of the Trust and the executive officers and directors of the Adviser?
Exhibit B contains certain information concerning the officers of the Trust. These officers are appointed by the Board annually and are not being presented for election by the shareholders. Information regarding the executive officers and directors of the Adviser is also provided in Exhibit B.
What is the security ownership of management and certain others?
Information about the security ownership of the trustees, nominees and officers of the Trust, as well as information regarding the principal holders of each Fund’s shares, is set forth in Exhibit C.
Who is the adviser to the Funds, and who are the sub-advisers?
Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, is the investment adviser of the Funds. In this capacity, the Adviser is responsible for the day-to-day management of each Fund’s investment program. The Adviser manages the assets of certain Funds using a “manager of managers” approach under which the Adviser has delegated investment authority over the Fund’s assets among one or more specialist sub-advisers, pursuant to the terms of an exemptive order from the SEC. In connection with this, the Adviser has appointed the following sub-advisers for the following Funds:

Sub-Adviser and Address	Fund(s) Sub-Advised
Lazard Asset Management LLC 30 Rockefeller Plaza, New York, NY 10112	International Stock Fund
Wellington Management Company LLP 280 Congress Street, Boston, MA 02210	Small Cap Fund
Who is the Trust’s administrator and principal underwriter?
The Adviser is responsible for managing the Trust’s administrative affairs, and in this capacity, oversees State Street Bank and Trust Company (“State Street”), which serves as sub-administrator to the Trust. State Street’s address is 801 Pennsylvania, Kansas City, Missouri 64105.
The Trust’s principal underwriter is MFD Distributor, LLC, an affiliate of the Adviser, located at 550 Science Drive, Madison, Wisconsin 53711.
Who are the Trust’s independent auditors?
Information related to the Trust’s independent public accounting firm can be found in Exhibit D.
How can I obtain more information about the Funds?
THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, WHICH CONTAINS AUDITED FINANCIAL STATEMENTS FOR THE TRUST’S FISCAL YEAR ENDED OCTOBER 31, 2018, AND THE MOST RECENT SEMI-ANNUAL REPORT TO SHAREHOLDERS, WHICH CONTAINS UNAUDITED FINANCIAL STATEMENTS FOR THE TRUST’S SIX MONTHS ENDED APRIL 30, 2019, ARE AVAILABLE, FREE OF CHARGE BY WRITING THE TRUST AT 550 SCIENCE DRIVE, MADISON, WISCONSIN 53711, OR CALLING THE TRUST AT 1-800-877-6089. THE ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE AT WWW.MADISONFUNDS.COM.
Who will pay for the Meeting and related costs?
The Adviser will pay the expenses relating to the Proxy Statement and Meeting, including the printing, mailing, and vote tabulation expenses, legal fees, and out-of-pocket expenses.
Other information regarding the Meeting and the solicitation of votes.
Proxies will be solicited by the Board of Trustees of the Trust primarily by mail. The solicitation may also include telephone, internet or oral communication by certain officers or employees of the Trust, none of whom will be paid for these services. In addition, the Trust has entered into a contract with Computershare Fund Services (“CFS”) pursuant to which CFS will provide certain proxy solicitation, project management, data processing, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to CFS under the contract are estimated to be approximately $93,000.

Householding.
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive a separate Proxy Card.  If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials please call 1-800-877-6089 or write to the Trust at P.O. Box 219083, Kansas City, MO 64121-9083.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.
Shareholder communications and proposals.
Shareholders who want to communicate with the Board of Trustees or an individual trustee should send their written communications to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.
The Trust does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.
By Order of the Board of Trustees
/s/ Holly S. Baggot

Holly S. Baggot
Secretary of Madison Funds

EXHIBIT A
NOMINATING & GOVERNANCE COMMITTEE CHARTER

Madison Covered Call & Equity Strategy Fund
Madison Funds
Ultra Series Fund
Nominating and Governance Committee Charter
Amended and Restated Effective May 8, 2019

I.    Membership and Qualifications of the Nominating and Governance Committee
The Nominating and Governance Committee (the “Committee”) shall consist of all of the Independent Trustees on the Board of Trustees of the Trust (the “Board”). No member of the Nominating and Governance Committee shall be an “interested person” of any of the above referenced investment company Trusts, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”),1 nor shall any member receive any compensation from any such Trusts except compensation for service as a member of the Trust’s Board or a committee of the Board. Hereinafter, any references to a Trust or the Trusts shall refer to the above referenced investment companies.
II.    Purposes of the Nominating and Governance Committee
The purposes of the Nominating and Governance Committee of the Boards of the Trusts is to review matters pertaining to the composition, committees, and operations of the Board.
III.    Duties and Powers of the Nominating and Governance Committee
The Committee shall have the following duties and powers:

1.	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee.

2.	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

3.	To periodically review and make appropriate recommendations for Board approval with respect to Trustee orientation and continuing education.

4.	To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

5.	To perform such other duties or responsibilities as expressly delegated to the Committee by the Board.
____________
1 As contemplated by certain rules under the 1940 Act, the selection and nomination of candidates for election as members of the Board who are not “interested persons” shall be made by the incumbent members of the Board who are not “interested persons.”

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.
Any action of the Committee may be taken without a meeting if all of the members of the Committee consent thereto in writing.
IV.    Role and Responsibilities of Nominating and Governance Committee
The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise and (v) overall diversity of the Board’s composition.
In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment advisor(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust(s) to identify potential candidates.
The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).
The Committee also requires that a Trustee must retire at the end of the calendar year in which the first of the following two events occurs:  (1) he or she attains the age of seventy-six (76), or (2) he or she has served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees.  The Board acknowledges and understands that the Board’s ability to extend a Trustee’s term as described in the preceding sentence should be exercised cautiously and, therefore, limited to situations deemed appropriate by the Board.  In the event a Trustee’s term is extended as described above, following such initial approval, the decision to allow such Trustee to continue to hold office must be unanimously approved at the last regular Trustee meeting of each successive calendar year and shall be effective no longer than the end of the following calendar year.  Should any such Trustee fail to receive the requisite unanimous approval, the Trustee shall be considered to have retired as of the last day of the applicable calendar year unless he or she requests an earlier retirement date.  The fifteen (15)-year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a Trustee, and shall not apply to James R. Imhoff, Jr.  The Board may change the mandatory retirement age or the term limitation without the approval of shareholders, subject to the unanimous approval of the full Board.

In the event a Trustee desires to retire or resign prior to the end of the calendar year in which the Trustee attains age seventy-six (76) or before the Trustee has served on the Board for a total of fifteen (15) years, as the case may be, he or she shall provide the Committee as much advance notice as possible to ensure appropriate succession planning, with the understanding being that absent special circumstances, six (6) months’ advance notice is generally requested.
V.    Continuing Education
The Committee requires that each Trustee endeavor to stay abreast of regulatory and governance requirements through presentations by Trust officers and/or Trust service providers, including legal counsel and independent auditors, and through attendance at industry conferences, including webinars and other online resources.  In furtherance of this, each Independent Trustee is expected to participate in at least one form of continuing education each calendar year.
Appendix A
Procedures for Shareholders to Submit Nominee Candidates
Except as set forth in the applicable Trust’s Agreement and Declaration of Trust and/or Bylaws, a Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.
The shareholder (the “Recommending Shareholder”) must submit any such recommendation (the “Shareholder Recommendation”) in writing to the respective Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.
The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust (i) in connection with an annual meeting, not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting, or (ii) in connection with a special meeting called for the purpose of electing one or more Trustees, not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which a “public announcement” (as defined below) is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, or in the event that no annual meeting was held the preceding year, the Shareholder Recommendation will be timely if so delivered not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual or special meeting shall not commence a new time period for purposes of the Shareholder Recommendation’s timeliness. “Public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act).

3.	The Shareholder Recommendation must include:

i.	a statement in writing setting forth -

(A)	the name, age, date of birth, business address, residence address and citizenship of the person recommended by the Recommending Shareholder (the “Candidate”),

(B)
as to each of the Recommending Shareholder, the Candidate and any Shareholder Associated Person (as defined below), the class or series and number of all shares of the applicable Trust (the “Trust Shares”) owned of record or beneficially by such Recommending Shareholder, Candidate or Shareholder Associated Person, the date(s) on which such Trust Shares were acquired, the investment intent of such acquisition(s), and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such shares or other security) in any Trust Shares of any such person (whether or not such person maintains a “net long” position),

(C)
information as to the Candidate’s knowledge of the investment company industry, experience as a trustee or senior officer of a public company, directorships or trusteeships on the boards of other registered investment companies and educational background,

(D)
a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Shareholder Recommendation by, or on behalf of, the Recommending Shareholder, the Candidate and/or a Shareholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Recommending Shareholder, Candidate or Shareholder Associated Person with respect to any Trust Shares,

(E)
the nominee holder for, and number of, any Trust Shares owned beneficially but not of record by the Recommending Shareholder, the Candidate or a Shareholder Associated Person and evidence establishing such beneficial owner’s indirect ownership of and entitlement to vote such Trust Shares,

(F)
to the extent known by the Recommending Shareholder, the name and address of any other shareholder supporting the Candidate for election as a Trustee of the Trust on the date of the Shareholder Recommendation,

(G)	a representation that the Recommending Shareholder intends to appear in person at the Board or shareholder meeting to nominate the Candidate,

(H)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of

Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust),

(I)
any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and

(J)
whether the Recommending Shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;

ii.	the written and signed consent of the Candidate (x) to be named as a nominee and to serve as a Trustee if elected; and (y) to complete a trustees’ and officer’s questionnaire if elected;

iii.
a certificate executed by the Candidate certifying that the Candidate is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Trust in connection with service or action as a Trustee of the Trust that has not been disclosed to the Trust;

iv.
a written and signed representation of the Candidate that he or she (x) is not ineligible to serve as a Trustee under Section 9(a) of the 1940 Act, (y) is not covered by, or subject to a proceeding regarding Section 9(b) of the 1940 Act and (z) will not serve as a trustee or officer of another closed end investment company unless such company is managed by the Trust’s investment manager or investment adviser or by an affiliate of either;

v.	the Recommending Shareholder’s name and address as they appear on the Trust’s books;

vi.
a description of any personal and/or business relationship or any agreement, arrangement or understanding with respect to the nomination between or among the Recommending Shareholder, the Candidate, the Shareholder Associated Person, any of their respective affiliates or associates, and/or any others acting in concert with any of the foregoing (including their names); and

vii.	any other information as the Committee may reasonably require or deem necessary to determine the eligibility of the Candidate to serve on the Board.

4.
“Shareholder Associated Person” of any shareholder means (x) any person acting in concert with such shareholder (including, but not limited to, in connection with the Shareholder Recommendation), and (y) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such shareholder.

5.
Notwithstanding the foregoing provisions of this Appendix A, unless otherwise required by law, if the Recommending Shareholder (or a qualified representative of the Recommending Shareholder) does not appear at the shareholder meeting to present the nomination, then the nomination shall be disregarded, notwithstanding that proxies relating to the nomination may have been received by the Trust. For purposes of this Appendix A, to be considered a qualified representative of the Recommending Shareholder, a person must be a duly authorized officer, manager or partner of the Recommending Shareholder or must be authorized by a writing executed by the Recommending Shareholder to act for the Recommending Shareholder as proxy at the meeting and such person must deliver a copy of the writing to the Secretary at the meeting.

6.
For a nomination to be properly brought before any meeting of shareholders pursuant to this Appendix A, the Recommending Shareholder must be (i) an owner of record on the date of the Shareholder Recommendation, on the record date for such meeting and at the time of the meeting, and/or (ii) a shareholder that holds voting securities entitled to vote at meetings of shareholders through a nominee or “street name” holder of record (a “Nominee Shareholder”) and can demonstrate to the Trust such indirect ownership and such Nominee Shareholder’s entitlement to vote such securities, and is a Nominee Shareholder on the date of the Shareholder Recommendation, on the record date for such meeting and at the time of the meeting.

7.
If information submitted pursuant to this Appendix A by any Recommending Shareholder shall be inaccurate or incomplete in any material respect, such information may be deemed not to have been provided, and the nomination in respect of which such information is required by this Appendix A may be deemed not to have been made. Any such Recommending Shareholder shall notify the Trust of any inaccuracy or incompleteness (within two business days of becoming aware of such inaccuracy or change) in any such information. Within five business days after the record date related to the applicable annual or special meeting of shareholders, and upon written request by the Secretary or the Board, within five business days of delivery of such request (or such other period as may be specified in such request), any such Recommending Shareholder shall provide (i) written verification, satisfactory, in the discretion of the Board or any authorized officer of the Trust, to demonstrate the accuracy or certify the completeness of any information submitted or required to be submitted by the Recommending Shareholder pursuant to this Appendix A, and (ii) a written update of any information submitted by the Recommending Shareholder pursuant to this Appendix A as of the record date or a date not later than such request by the Secretary or the Board. If the Recommending Shareholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided, and the nomination in respect of which such information is required by this Appendix A may be deemed not to have been made.

EXHIBIT B
TRUST OFFICERS AND EXECUTIVE OFFICERS AND DIRECTORS
OF THE ADVISER
Officers of the Trust. The following table presents information regarding the current officers of the Trust, including their principal occupations during the past five years. Each of the officers is an employee of MIH, the parent company of the Adviser. Each officer’s business address is 550 Science Drive, Madison, Wisconsin 53711. The information is as of the date hereof.

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Paul A. Lefurgey 1964	Vice President, 2009 - Present
MIH, Madison and MIA, CEO, 2017 - Present; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017
Ultra Series Fund (14), Vice President, 2009 - Present; MCN, Vice President, 2012 - Present

Greg D. Hoppe 1969	Treasurer, 2009 - Present	MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present Ultra Series Fund (14), Treasurer, 2009 - Present; MCN, Treasurer, 2012 - Present
Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007 and 2009 - Present; Anti-Money Laundering Officer, 2019 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present
Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present; MCN, Secretary and Assistant Treasurer, 2012 - Present; Ultra Series Fund and MCN, Anti-Money Laundering Officer, 2019 - Present

Kevin S. Thompson 1966	President, 2019 - Present; Chief Legal Officer and Assistant Secretary, 2017 - Present
MIH, MIA and Madison, Chief Legal Officer and Chief Administrative Officer, 2017 - Present
Ultra Series Fund (14) and MCN, Chief Legal Officer and Assistant Secretary, 2017 - Present
CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CUNA Brokerage Services, Inc., 2016 - 2017

Steve J. Fredricks 1970	Chief Compliance Officer and Assistant Secretary, 2018 - Present
MIH, MIA and Madison, Chief Compliance Officer, 2018 - Present
Ultra Series Fund (14) and MCN, Chief Compliance Officer and Assistant Secretary, 2018 - Present
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Trey D. Edgerle 1990	Assistant Secretary, 2017 - Present	Ultra Series Fund (14) and MCN, Assistant Secretary, 2017 - Present U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
Executive Officer and Directors of the Adviser. Information regarding the executive officers and directors of the Adviser can be found in the Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC. Please visit the SEC’s website at www.sec.gov and go to the Investment Adviser Pubic Disclosure home page to locate the Adviser’s most recently filed Form ADV.

EXHIBIT C
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table sets forth 5% or more beneficial ownership (unless otherwise stated) of shares of each class of each Fund, as applicable, as of the Record Date.
Class A shares

Shareholder	Cons Alloc	Mod Alloc	Agg Alloc	Core Bond	High Inc	Div Inc	Cov Call & Eq Inc	Lg Cap Val	Inves-tors	Mid Cap	Sm Cap	Int’l Stk
Pershing LLC, Jersey City, NJ*	42.13	28.31	21.94	43.74	50.85	35.76	62.79	36.27	34.14	28.19	24.20	33.93
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers, Jersey City, NJ							9.28
First Community CU Ret. Health Funding Program, Chesterfield, MO				5.08
First South Financial Credit Union, FBO Walter C. Esrael 457(B) Plan, Bartlett, TN											5.27
* Represents ownership of record rather than beneficial ownership.

Class B shares

Shareholder	Cons Alloc	Mod Alloc	Agg Alloc	Govt Mon Mkt	Core Bond	High Inc	Div Inc	Lg Cap Val	Mid Cap	Sm Cap	Int’l Stk
Pershing LLC, Jersey City, NJ*	44.52	40.67	49.44	55.49	51.16	71.41	63.95	34.82	46.48	56.86	55.10
UMB Bank NA Cust Roth IRA FBO Melanie A Keete, Tampa, FL										12.77
UMB Bank NA Cust IRA FBO Richard Fernandez, El Paso, TX										6.26
UMB Bank NA Cust IRA FBO Kelly S Landrum, Bettendorf, IA								8.10
Lawrence Soldano and Susan J Soldano JTWROS, New Galilee, PA						7.02
Yingjie Lin & Yaru L Lin, El Paso, TX				14.21
UMB Bank NA IRA FBO James M Melvin, Fayetteville, NC				17.83
*Represents ownership of record rather than beneficial ownership.
Class C shares

Shareholder	Con Alloc	Mod Alloc	Agg Alloc	Div Inc	Cov Call & Eq Inc
Pershing LLC, Jersey City, NJ*	83.14	68.86	58.38	92.63	62.46
William W. Goddard TTEE Family Trust of William W. Goddard, Riverside, CA			11.54
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers, Jersey City, NJ*					7.68
*Represents ownership of record rather than beneficial ownership.

Class Y
Shareholder	Tax-Free Nat'l	Tax- Free VA	Core Bond	Corp Bond	High Inc	High Qlty Bond	Div Inc	Cov Call & Eq Inc	Lg Cap Val	Inves-tors	Mid Cap	Sm Cap	Int’l Stk
Madison Conservative Allocation Fund, Madison, WI			9.92	27.57
Madison Moderate Allocation Fund, Madison, WI			12.88				9.15			7.47
Ultra Series Conservative Allocation Fund, Madison, WI			20.07	49.65
Ultra Series Moderate Allocation Fund, Madison, WI			22.86	11.62			13.70			11.19
Transamerica Madison Balanced Allocation VP, St. Petersburg, FL			11.73							5.16
Transamerica Madison Conservative Allocation VP, St. Petersburg, FL			10.01
Charles Schwab & Co - Special Cust. Acct for Benefit of Customers Reinvest Account, San Francisco, CA*					38.33	6.14	16.61		36.93	6.41	14.34
Charles Schwab & Co Special Cust A/C FBO Customers, San Francisco, CA*											6.54	6.51

Class Y
Shareholder	Tax-Free Nat'l	Tax- Free VA	Core Bond	Corp Bond	High Inc	High Qlty Bond	Div Inc	Cov Call & Eq Inc	Lg Cap Val	Inves-tors	Mid Cap	Sm Cap	Int’l Stk
National Financial Services LLC Exclusive Benefit of our Customers, New York, NY*		5.52				27.78	16.65	44.57		7.15	11.07	34.34	25.57
TD Ameritrade, Inc. FBO Exclusive Benefit of our Customers, Omaha, NE*					16.10		6.50	26.67
Pershing LLC, Jersey City, NJ*	11.21					30.03		11.17		14.68	11.79
Morgan Stanley Smith Barney LLC for the Exclusive Benefits of its Customers, Jersey City, NJ*						9.11					14.51
Wells Fargo Bank NA FBO H & K DB Funds 25478203, Minneapolis, MN*												6.13
J.P. Morgan Securities LLC, FBO 581-48694-17, Brooklyn, NY*												9.52
Capinco c/o US Bank NA, Milwaukee, WI*												27.28
Wayne G Johns, Alexandria, VA		25.66
LPL Omnibus Customer Account, San Diego, CA*								5.78

Class Y
Shareholder	Tax-Free Nat'l	Tax- Free VA	Core Bond	Corp Bond	High Inc	High Qlty Bond	Div Inc	Cov Call & Eq Inc	Lg Cap Val	Inves-tors	Mid Cap	Sm Cap	Int’l Stk
Matrix Trust Company Cust. FBO Air Force FCU 457(B), Denver, CO					5.79
Matrix Trust Company Cust. FBO Leaders CU 457(B), Denver, CO					5.46								5.57
Matrix Trust Company Cust. FBO South Jersey FCU 457(B), Denver, CO									14.94
Matrix Trust Company Cust. FBO Altra FCU 457(B), Denver, CO									5.89
Matrix Trust Company Cust. FBO Consumer CU 457(B), Denver, CO									5.32
Matrix Trust Company Cust. FBO Monterey CU, Denver, CO													7.67
Saxon & Co, FBO 21-10-001-3617458, Philadelphia, PA*												9.13
John H Rys Sr & Virginia M Rys JTWROS POA John H Rys Jr, Kansas City, MO	9.04
Richard E. Struthers, Naples, FL													6.16
*Represents ownership of record rather than beneficial ownership.

Class R6 shares

Shareholder	Core Bond	Cov Call & Eq Inc	Inves-tors	Mid Cap
Charles Schwab & Co - Special Custodial Account for Benefit of Customers, San Francisco, CA*	48.51	14.14	71.89	13.23
Saxon & Co. FBO 40400904099990, Cleveland, OH*				61.09
Saxon & Co. FBO 40400907499991, Cleveland, OH*				8.67
US Bank NA FBO Sterling Capital Strategic Allocation Conservative Fund, Milwaukee, WI		72.51
Madison Investment Holdings, Inc., Madison, WI		7.09
Outrider Foundation Inc., c/o Frank Burgess, Madison, WI			19.02
Matrix Trust Company Cust. FBO Community Choice CU 457(b) TE, Denver, CO	6.07
Morgan Stanley Smith Barney LLC for the Exclusive Benefits of its Customers, Jersey City, NJ*				5.55
*Represents ownership of record rather than beneficial ownership.

The table below shows, for each trustee and nominee, the dollar amount of shares of each Fund beneficially owned by the trustee or nominee as of the Record Date. It also shows the aggregate value of all investments in shares of the Fund Complex beneficially owned by each such person as of the Record Date. Ownership information as of the Record Date is presented in the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and over $100,000. As of such date, the trustees, nominees and executive officers of the Trust, as a group, beneficially owned less than 1% of the shares of each Fund.

Name of Trustee or Nominee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in the Fund Complex
James R. Imhoff, Jr.	Investors Mid Cap	over $100,000 over $100,000	over $100,000
Scott C. Jones	None	None	None
Steven P. Riege	Aggressive Allocation Small Cap	$1 - $10,000 $1 - $10,000	$1 - $10,000
Richard E. Struthers	International Stock	$50,001 - $100,000	$50,001 - $100,000
Carrie J. Thome	None	None	None
Kevin S. Thompson	Investors	$10,001 - $50,000	$10,001 - $50,000

EXHIBIT D
INDEPENDENT PUBLIC ACCOUNTANTS
The Trust’s principal accountant is Deloitte & Touche LLP (“Deloitte”). Deloitte has been appointed by the Trust’s Audit Committee, which is comprised solely of Independent Trustees. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Funds are not being asked at this time to ratify the selection of Deloitte. Representatives of Deloitte will not be present at the Meeting.
Deloitte billed the Trust aggregate fees for services rendered to each of the Funds for the last two fiscal years as follows:

Fee Type	2018	2017
Audit Fees[1]	$206,000	$201,000
Audit-Related Fees	$10,800	$0
Tax Fees	$50,076	$50,076
All Other Fees	$0	$0
1 $450,000 including the Ultra Series Fund, MCN and Madison Strategic Sector Premium Fund (a closed end fund that was merged into MCN in 2018).
“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements that are traditionally performed by the independent auditor. “Tax Fees” relate to tax services including such things as tax return preparation or review, tax compliance, tax planning and tax advice.
During the fiscal years ended December 31, 2018 and 2017, the aggregate non-audit fees (exclusive of the “tax fees” included in the table above) billed by the Deloitte for other professional services rendered to the Trust, the Ultra Series Fund, MCN, the Adviser and entities controlling, controlled by or under common control with the Adviser that provided ongoing services to the Trust, were $0 and $0, respectively.
The Trust has adopted a policy governing the pre-approval of certain audit and non-audit related services to be provided by the Deloitte. The policy provides for the pre-approval of audit, audit related and tax services for the Trust, as well as certain non-audit services provided to affiliates of the Trust that provide ongoing services to the Trust. All of the services listed above during fiscal 2018 and 2017 received the pre-approval of the Audit Committee or its designated representative. When considering the approval of audit-related and non-audit services, the Audit Committee considers whether the services to be provided by the Deloitte are compatible with maintaining the Deloitte’s independence.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned, revoking previous proxies, hereby appoints Holly Baggot and Greg Hoppe, or any one of them separately, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to attend a Special Meeting of Shareholders of Madison Funds (the "Trust") to be held at 550 Science Drive, Madison, Wisconsin 53711, on October 3, 2019, at 9:00 a.m., Central Time, and at any adjournment or postponement thereof (the "Meeting"), and vote all shares of the separate series of the Trust (each, a "Fund" and collectively, the "Funds"), as indicated above, which the undersigned is entitled to vote at the Meeting and otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. This proxy shall be voted on the proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the proposal. The shareholder hereby acknowledges receipt of this Notice of Special Meeting and Proxy Statement for the Meeting to be held on October 3, 2019.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

MSS_30723_080219

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on October 3, 2019
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/proxy

MADISON FUNDS®

Madison Aggressive Allocation Fund
Madison Corporate Bond Fund
Madison Dividend Income Fund
Madison High Quality Bond Fund
Madison Large Cap Value Fund
Madison Small Cap Fund
Madison Conservative Allocation Fund
Madison Covered Call & Equity Income Fund
Madison Government Money Market Fund
Madison International Stock Fund
Madison Mid Cap Fund
Madison Tax-Free National Fund
Madison Core Bond Fund
Madison Diversified Income Fund
Madison High Income Fund
Madison Investors Fund
Madison Moderate Allocation Fund
Madison Tax-Free Virginia Fund

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

   01. James R. Imhoff, Jr. 02. Scott C. Jones 03. Steven P. Riege
   04. Richard E. Struthers 05. Carrie J. Thome 06. Kevin S. Thompson

   FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   ***INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

   ____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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